Exhibit 99.1

SEQUENTIAL BRANDS GROUP SIGNS DEFINITIVE MERGER AGREEMENT TO

ACQUIRE MARTHA STEWART LIVING OMNIMEDIA

Transformative Partnership Immediately Positions MSLO for

New Expansion and Growth

NEW YORK – June 22, 2015 – Sequential Brands Group, Inc. (NASDAQ:SQBG) (“Sequential” or the “Company”), announced today that it has signed a definitive merger agreement to acquire 100% of the outstanding shares of Martha Stewart Living Omnimedia, Inc. (NYSE:MSO) (the “Merger”) for aggregate consideration valued at $6.15 per share, payable 50% in stock and 50% in cash.

The Merger adds a new vertical to Sequential’s platform, which is expected to generate nearly $3.75 billion in annual global retail sales from a combined portfolio of consumer brands in the Home, Fashion, Lifestyle & Active categories.

Under the terms of the merger agreement, which has been approved by the boards of directors of both companies, Martha Stewart will continue to be an integral part of the brand she founded, with a renewed long-term commitment to serve as Chief Creative Officer. Ms. Stewart will become a significant stockholder of the new public holding company of Sequential and MSLO and Ms. Stewart will be nominated to serve on its board of directors as of the closing.

“This is a transformational merger for Martha Stewart Living Omnimedia, the company I founded in 1997. This merger is positioned to further the growth and expansion of the unique Martha home and lifestyle brand. In 1991, I started a magazine, Martha Stewart Living, which was the first of its kind. Out of our groundbreaking editorial content grew an influential brand which quickly evolved into other media, merchandising and digital platforms and products which have helped consumers, worldwide, live better, more fulfilling lives,” said Founder Martha Stewart. “With our media business operations now successfully transitioned to Meredith, we now have the opportunity to tap into Sequential’s expertise and resources to expand our merchandising business both domestically and abroad. The Sequential team is smart, hardworking, and understands the power and limitless opportunity of the Martha Stewart brand and its formidable design, editorial and marketing teams. I’m looking forward to working with them.”

Yehuda Shmidman, CEO of Sequential, commented, “Martha Stewart’s impact around the world is staggering, and the empire she founded is unmatched in its industry. In fact, research shows that the Martha Stewart brand has 96% awareness among women in the U.S. and 7 out of 10 women say that Martha has and does influence the way they think about, organize, and manage their homes. Looking ahead, we believe that we can leverage our global activation platform at Sequential in partnership with Martha and her team to develop the next chapter of growth for the Martha Stewart brand. We are honored to have this opportunity and thrilled to be working together with Martha Stewart.”

Martha Stewart Living Omnimedia is a leading provider of original, “how-to” information, inspiring and engaging consumers with unique lifestyle content and beautifully designed, high-quality products. Recognized as the authority in the home and lifestyle space, MSLO reaches approximately 100 million consumers across all media platforms each month and has a growing retail presence in thousands of locations with leading retailers such as Macy’s, The Home Depot, PetSmart, Michaels and Staples. Throughout the years, MSLO has been recognized by the industry for its award-winning content including multiple national magazine awards, 19 Emmys, 4 James Beard Awards, several Webby Awards and more.

The Merger also brings the Emeril Lagasse culinary brand, inclusive of its strong stable of food and cookware product lines, award-winning television and book publishing properties, as well as its legendary founder to the Sequential portfolio.

William Sweedler, Chairman of Sequential, stated, “This transformational acquisition marks an incredible milestone for Sequential as it not only delivers on the vision we put in place when we founded Sequential, but also sets the stage for the Company’s next phase of growth. Once we close, our run rate will surpass our published three year financial plan, and we will be set us up to publish a new three year financial plan that is more than double our current goals for both revenue and adjusted EBITDA.” Mr. Sweedler added, “I look forward to Martha Stewart joining our Board of Directors and I’m excited for our future.”

“I am truly proud of the hard work that has been done by the team at MSLO, particularly over the past 18 months, to take our iconic, peerless American brand that Martha Stewart has built into its next phase of growth,” said Chief Executive Officer, MSLO, Dan Dienst. “Against the backdrop of Martha’s vision, an invigorated, strong and competitive MSLO and the new partnership with Sequential and its leadership team, I am excited to help execute on this next chapter of shareholder wealth creation.”

Sequential has obtained committed financing from GSO Capital Partners LP, an affiliate of Blackstone Group. The deal team that represented Sequential during the acquisition was led by Tengram Capital Partners and Gibson, Dunn & Crutcher LLP acted as legal counsel. Consensus Securities provided a fairness opinion to Sequential’s Board of Directors.

An independent committee of the Board of Directors of Martha Stewart Living Omnimedia negotiated the transaction on the company’s behalf and recommended that the company’s Board of Directors approve the transaction. The independent committee received investment banking advice and a fairness opinion from Moelis & Company and legal advice from Debevoise & Plimpton LLP. Grubman, Shire & Meiselas and Wachtell, Lipton, Rosen & Katz served as legal advisors to Martha Stewart.

The acquisition, which is expected to close in the second half of 2015, includes a 30-day “go-shop” period for Martha Stewart Living Omnimedia and is subject to customary closing conditions and approval by the holders of a majority of the MSLO outstanding common stock not owned directly or indirectly by Martha Stewart or her affiliates. The Company will provide further details on plans for the newly acquired family of brands and financial impact associated with today’s announcement when the transaction is completed.

About the Merger Agreement

Under the terms of the merger agreement, each of Sequential and MSLO will merge with and into subsidiaries of a newly formed public holding company (“TopCo”). TopCo will continue as a publicly traded company and be renamed Sequential Brands Group, Inc. Pursuant to the terms of the merger agreement, each share of Sequential common stock will be converted into one share of TopCo common stock. MSLO stockholders will be entitled to elect to receive either (a) $6.15 in cash or (b) a number of shares of TopCo common stock equal to $6.15 divided by the volume weighted average price of Sequential common stock during the five-day period ending on the trading day immediately prior to closing, for each share of MSLO common stock held. The cash and stock elections by MSLO stockholders will be subject to proration in the event of oversubscription.

About Sequential Brands Group, Inc.

Sequential Brands Group, Inc. (Nasdaq:SQBG) owns, promotes, markets, and licenses a portfolio of consumer brands in the fashion, active, and lifestyle categories. Sequential seeks to ensure that its brands continue to thrive and grow by employing strong brand management, design and marketing teams. Sequential has licensed and intends to license its brands in a variety of consumer categories to retailers, wholesalers and distributors in the United States and around the world. For more information, please visit Sequential’s website at: www.sequentialbrandsgroup.com. To inquire about licensing opportunities, please email:

newbusiness@sbg-ny.com.

About Martha Stewart Living Omnimedia, Inc.

Martha Stewart Living Omnimedia, Inc. (NYSE: MSO) is a diversified media and merchandising company, inspiring and engaging consumers with unique lifestyle content and distinctive products. The Company reaches approximately 100 million consumers across all media platforms each month and has a growing retail presence in thousands of retail locations. MSLO’s media brands, available across multiple platforms, include Martha Stewart Living, Martha Stewart Weddings, and Everyday Food; the Company also offers books and utility Apps. MSLO’s television and video programming includes “Martha Stewart’s Cooking School” and “Martha Bakes” series on PBS, in addition to made-for-the-web video and a vast library of how-to content available online. MSLO also designs high-quality Martha Stewart products in a range of lifestyle categories available through select retailers, including The Home Depot, Macy’s, JCPenney, Staples, PetSmart, Michaels and Jo-Ann Fabric & Craft Stores. The MSLO family of brands also includes Chef Emeril Lagasse’s media and merchandising properties. Additional information about MSLO is at www.marthastewart.com.

Forward-Looking Statements

Certain statements in this press release and oral statements made from time to time by representatives of the Company and MSLO are forward-looking statements (“forward-looking statements”) within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. The Company’s and TopCo’s actual results could differ materially from those stated or implied in forward-looking statements. Forward-looking statements include statements concerning guidance, plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions and other statements that are not historical in nature, including those that include the words “subject to,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts,” “projects,” “aims,” “targets,” “may,” “will,” “should,” “can,” the negatives thereof, variations thereon and similar expressions. Such forward-looking statements reflect the Company’s current views with respect to future events, based on what the Company believes are reasonable assumptions. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that the Company and MSLO have filed with the Securities and Exchange Commission (“SEC”); (ii) general economic, market, or business conditions; (iii) risks associated with the ability to consummate the transaction and the timing of the closing of the transaction; (iv) the ability to successfully integrate the Company’s and MSLO’s operations and employees; (v) the ability to realize anticipated benefits and synergies of the transaction; (vi) the potential impact of announcement of the transaction or consummation of the transaction on relationships, including with employees, licensees, customers and competitors; and (vii) other circumstances beyond the Company’s, MSLO’s and TopCo’s control. Refer to section entitled “Risk Factors” set forth each of in the Company’s and MSLO’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for a discussion of important risks, uncertainties and other factors that may affect our business, results of operations and financial condition. The Company’s and MSLO’s stockholders are urged to consider such risks, uncertainties and factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. Neither the Company nor MSLO is under any obligation to, and expressly disclaims any such obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where To Find It

The proposed transaction involving Sequential and MSLO will be submitted to the stockholders of MSLO for their consideration. In connection with the proposed transaction, Sequential and MSLO will cause TopCo to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares to be issued in the proposed transaction, and a preliminary and definitive proxy statement for the stockholders of MSLO and a preliminary and definitive information statement for the stockholders of Sequential (the “Combined Statement”) and each of MSLO and Sequential will mail the Combined Statement to their respective stockholders and file other documents regarding the proposed transaction with the SEC. The definitive Registration Statement and the Combined Statement will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE COMBINED STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Combined Statement and other relevant materials (when they become available) and any other documents filed or furnished by MSLO, Sequential or TopCo with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Registration Statement and the Combined Statement from Sequential by going to its investor relations page on its corporate website at ir.sequentialbrandsgroup.com and from MSLO on its investor relations page on its corporate website at www.marthastewart.com/ir.

Participants in the Solicitation

MLSO, Sequential, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Sequential’s directors and executive officers is set forth in its definitive proxy statement for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2015, and information about MSLO’s directors and executive officers is set forth in its amendment to its Annual Report on Form 10-K/A for the calendar year ended December 31, 2014, which was filed with the SEC on April 27, 2015. These documents are available free of charge from the sources indicated above, from Sequential by going to its investor relations page on its corporate website at ir.sequentialbrandsgroup.com and from MSLO on its investor relations page on its corporate website at www.marthastewart.com/ir.

Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the Registration Statement, the Combined Statement and other relevant materials Sequential, MLSO and TopCo intend to file with the SEC.

Media Inquiries:

Sequential Brands Group, Inc.

Jaime Cassavechia, 212-518-4771 x. 108

jcassavechia@sbg-ny.com

Martha Stewart Living Omnimedia, Inc. Corporate Communications

Claudia Shaum, 212-827-8722

cshaum@marthastewart.com

Investor Relations Inquiries:

Sequential Brands Group, Inc.

Gary Klein, 646-564-2577

gklein@sbg-ny.com

Martha Stewart Living Omnimedia, Inc.

Katherine Nash, 512-757-2566

knash@marthastewart.com